UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

COMVERGE, INC.
 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 5, 2010

Meeting Information
COMVERGE, INC.
Meeting Type:	Annual
For holders as of:	March 8, 2010
Date:	May 5, 2010 Time: 3:00 PM EDT
Location:	5390 Triangle Parkway
Suite 300
Norcross, GA 30092

COMVERGE, INC.
5390 TRIANGLE PARKWAY
SUITE 300
NORCROSS, GA  30092

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  You will not otherwise receive the proxy materials.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

-- Before You Vote --
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                           ANNUAL REPORT      PROXY CARD

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:  www.proxyvote.com
2) BY TELEPHONE:  1-800-579-1639
3) BY E-MAIL*:  sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2010 to facilitate timely delivery.

-- How To Vote --
Please Choose One of the Following Voting Methods

Vote In Person: You may vote in person by attending the Annual Meeting.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meting.  Please check the meeting materials for any special requirements for meeting attendance.  At the
Meeting you will need to request a ballot to vote these shares.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the 12-Digit Control Number available and follow the instructions.

Vote by Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.         Election of Directors

Class III Nominees:

01)           Nora Mead Brownell
02)           A. Laurence Jones

The Board of Directors recommends that you vote FOR the following proposals:

2.         Approval of the Amended and Restated Comverge, Inc. 2006 Long-term Incentive Plan.

3.         Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2010.

The Board of Directors does not have a recommendation for voting on the following proposal:

4.         Stockholder proposal to repeal the classified structure of the Board.

NOTE:   Such other business as may properly come before the meeting or any adjournment thereof.